UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Jan Hall Employment Agreement

On April 3, 2024, the Company entered into an amendment (the “Hall Amendment”) with Janet (“Jan”) Hall, our President and Chief Executive Officer, to the existing employment agreement, dated May 28, 2023, between the Company and Ms. Hall (the “Hall Employment Agreement”). The Hall Amendment increases the transaction bonus payable to Ms. Hall in the event of a Change of Control (as defined in the Hall Employment Agreement”) from $200,000 to $300,000, subject to continued employment though the occurrence of the Change of Control, compliance with any restrictive covenants, a release of claims, and, if requested by the Company, agreeing to provide customary transition services to the Company. The Hall Amendment also provides (i) that in the event the Company terminates Ms. Hall’s employment without Cause (as defined in the Hall Employment Agreement) and such Change of Control occurs on or prior to June 30, 2024, the Company shall pay the cost of or provide to Ms. Hall continuation of group health benefits for the severance period, and (ii) that the Company, in its sole discretion, may pay Ms. Hall’s severance in a lump sum to the extent permissible under Section 409A of the Internal Revenue Code (the “Code”); provided, however, in the event Ms. Hall becomes engaged or retained as an employee, consultant, independent contractor, advisor, or otherwise, on a full-time basis by the acquirer or an affiliate of the acquirer in such Change of Control within 90 days of her termination of employment, Ms. Hall will be required to repay the Company her full severance amount, plus any fees or expenses incurred by the Company to collect such severance payments.

Amendment to Katie Cox Employment Agreement

On April 3, 2024, the Company entered into an amendment (the “Cox Amendment”) with Katie Cox, our Chief Accounting Officer, to the existing employment agreement, dated September 21, 2023, between the Company and Ms. Cox (the “Cox Employment Agreement”). The Cox Amendment (i) provides that in the event the Company terminates Ms. Cox’s employment without Cause (as defined in the Cox Employment Agreement) following a Change in Control (as defined in the Cox Employment Agreement), and the orderly wind-down and liquidation of the Company following such Change in Control, Ms. Cox will be entitled to severance in the form of nine months of her base salary to be paid in one lump sum within sixty days of Ms. Cox’s termination date and continuation of group health benefits; (ii) provides her with a $25,000 transaction bonus in the event such Change of Control closes on or prior to June 30, 2024 and Ms. Cox satisfies certain enumerated conditions such as Ms. Cox’s (a) devoted contribution to a successful completion of the Change of Control, (b) continued employment with the Company, its successor or acquiror through the closing date of the Change of Control and the payment date, (c) compliance with any restrictive covenants set forth in the Cox Employment Agreement or any other written agreement with the Company or its affiliates, and (d) execution and non-revocation of a release of claims, and if requested by the Company, agreeing to provide customary transition services to the Company, and (iii) provides her with a $50,000 retention bonus subject to Ms. Cox’s (a) continued employment with the Company though the closing date of a subsequent Change of Control, (b) continued employment with the Company through the orderly wind-down and liquidation of the Company following such subsequent Change of Control and compliance with any restrictive covenants, a release of claims, and (c) if requested by the Company, agreeing to provide customary transition services to the Company.

Amendment to Craig Sheehan Employment Agreement

On April 3, 2024, the Company entered into an amendment (the “Sheehan Amendment”) with Craig Sheehan, our Chief Commercial Officer, to the existing employment agreement, dated June 2, 2021, between the Company and Mr. Sheehan (the “Sheehan Employment Agreement”). The Sheehan Employment Amendment (i) provides him with a $35,000 bonus in the event his employment is terminated by the Company without Cause (as defined in the Sheehan Employment Agreement), subject to a Change of Control (as defined in the Sheehan Employment Agreement) that occurs on or prior to June 30, 2024, and (ii) provides that the Company, in its sole discretion, may pay Mr. Sheehan’s severance in a lump sum to the extent permissible under Section 409A of the Code; provided, however, in the event Mr. Sheehan becomes engaged or retained, as an employee, consultant, independent contractor, advisor, or otherwise, on a full-time basis by the acquirer or an affiliate of the acquirer in such Change of Control within 90 days of his termination of employment, Mr. Sheehan will be required to repay the Company his full severance amount, plus any fees or expenses incurred by the Company to collect such severance payments.

No Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of any potential transaction or a solicitation of any vote or approval.

Forward-Looking Statements

The matters described herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements contain information about our expectations, beliefs, plans or intentions regarding our product development and commercialization efforts, research and development efforts, business, financial condition, results of operations, strategies or prospects, and other similar matters. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “hopes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing.

These statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, and involve unknown risks and uncertainties that may individually or materially impact the matters discussed herein for a variety of reasons that are outside the control of the Company, including, but not limited to, any replacement and integration of new management team members, the implementation of new financial, management, accounting and business software systems, supply chain disruptions, inflation and a potential recession on the Company’s business, operations and the economy in general, the Company’s ability to successfully develop and commercialize its proprietary products and technologies, and the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements.

Readers are cautioned not to place undue reliance on these forward-looking statements, as actual results could differ materially from those described in the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website (www.sec.gov). The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Amendment to Employment Agreement, dated as of April 3, 2024, by and between Guardion Health Sciences, Inc. and Janet Hall
10.2	Amendment to Employment Agreement, dated as of April 3, 2024, by and between Guardion Health Sciences, Inc. and Katie Cox
10.3	Amendment to Employment Agreement, dated as of April 3, 2024, by and between Guardion Health Sciences, Inc. and Craig Sheehan
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
Date: April 9, 2024
	By:	/s/ Jan Hall
	Name:	Jan Hall
	Title:	President and Chief Executive Officer